EXHIBIT 32
EMULEX CORPORATION
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Emulex Corporation (the “Company”) on Form 10-Q for the period ended April 2, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul F. Folino, the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/ Paul F. Folino
Paul F. Folino
Chief Executive Officer
May 12, 2006
A signed original of this written statement required by Section 906 has been provided to Emulex Corporation and will be retained by Emulex Corporation and furnished to the Securities and Exchange Commission or it staff upon request.
CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Emulex Corporation (the “Company”) on Form 10-Q for the period ended April 2, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael J. Rockenbach, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/ Michael J.Rockenbach
Michael J. Rockenbach
Chief Financial Officer
May 12, 2006
A signed original of this written statement required by Section 906 has been provided to Emulex Corporation and will be retained by Emulex Corporation and furnished to the Securities and Exchange Commission or it staff upon request.

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